EXHIBIT 99.6(B)

Teachers Insurance and Annuity Association
730 Third Avenue, New York, N.Y. 10017
Telephone: 800-842-2733

TEACHERS PERSONAL ANNUITY CONTRACT

Annuity
		Date of	Starting	Date of
	Contract	Issue	Date	Birth
	Number	mo day yr	mo day yr	mo day yr
	[ 0-800135-6	01 01 2004	12 01 2018 ]
Annuitant	[ John J. Jones			12 20 1952 ]
Owner	[ Jane J. Doe			11 15 1950 ]

     This is a contract between you, the Owner, and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”). This page refers briefly to some of the features of this Contract. The next pages set forth in detail the rights and obligations of both TIAA and you under the Contract.

PLEASE READ YOUR CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

     This is a flexible premium deferred annuity contract. You may allocate any future Premiums to the Fixed Account and/or to Investment Accounts. Your Contract Accumulation (the value of your Contract) is the sum of your Fixed Account Accumulation and your Investment Account Accumulations.

     Accumulations in the Fixed Account are credited with a guaranteed interest rate, and may also be credited with Additional Interest. Accumulations in Investment Accounts are variable, are not guaranteed, and may increase or decrease depending on investment results.

     TIAA will pay the Income Benefit provided under this Contract to you, the Owner. The Income Benefit is based on the life of the Annuitant named above, who may be the Owner or another person. If you or the Annuitant die before the Income Benefit begins, TIAA will pay the Death Benefit provided in this Contract. Income and Death Benefits are based on your Contract Accumulation and the Rate Schedule or Schedules under which Premiums are credited to this Contract.

     You may choose to withdraw all or a part of your Contract Accumulation on or before the day Income Benefits begin. This contract does not provide for loans.

     30 Day Right to Examine Your Contract. You have 30 days from the day you receive this Contract to examine it. If you decide to cancel this Contract, send it and your request to cancel to TIAA at the address above. Upon receipt of such request, TIAA will refund the Contract Accumulation as of the date you mailed or delivered your request to us, plus Premium Taxes (if any) deducted from Premiums paid. As of that date, the Contract will then be void and no benefits will be provided under it.

     If you have any questions you may contact us at the address or phone number above.

-s- Herbert M. Allison, Jr.
Chairman, President, and
Chief Executive Officer

Nonqualified Flexible Premium Deferred Annuity
Fixed and Variable Accumulations

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INDEX OF IMPORTANT TERMS AND PROVISIONS

Section
Accumulation
Contract	25
Fixed Account	26
Investment Account	28
Accumulation Unit
Number	31
Definition	29
Additional Interest	27
Annuitant - Definition	1
Annuity Starting Date
Change of	36
Definition	2
Assignment - Rights Subject to	53
Beneficiary
Definition	3
Naming	56
Benefits Based on Incorrect Age	60
Business Day	4
Claims of Creditors
Protection Against	54
Contract - Consists of	19
Correspondence with Us	64
Death Benefit
Amount of Payments	41
Death Benefit Payee - Definition	6
Definition	5
Guaranteed Minimum	43
Methods of Payment	44
Naming Your Beneficiary	56
Payment of (Availability)	39
Starting Payment	42
Transfer to Fixed Account	40
Distributions Required on Death of Owner
After the Annuity Starting Date	38
Before the Annuity Starting Date	45
Elections and Changes - Procedure	49
Fixed Account	7
General Account	8
Income Benefit
Amount of Payments	34
Automatic Election	37
Definition	9
Options	37
Two-Life Annuity Options	37
Payment of	33
Starting Payments	35
Investment Account
Addition or Deletion	21
Description	10
Investment Company Act of 1940	58
Lapse or Forfeiture -
Protection Against	20
Laws and Regulations -
Compliance with	62
Loans - Not available	52
Lump-sum Benefit and Transfers
Availability	46
Definition	11
Effective Date	48
From the Fixed Account	47
Net Investment Factor	30
Non-Forfeiture of Benefits	55
Owner - Definition	12
Payment to an Estate, Trustee, etc.	50
Premiums
Allocation	23
Limits on	22
Taxes	24
Proof of Survival	61
Rate Schedule
Change of	65
Definition	13
Report of Accumulation	51
Right to Amend	63
Second Annuitant - Definition	14
Separate Account
Charge	32
Description	15
Insulation of	57
Service of Process upon TIAA	59
Surrender Charge
Definition	16
Transfer	17
Valuation Day	18

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Annuity
		Date of	Starting	Date of
	Contract	Issue	Date	Birth
	Number	mo day yr	mo day yr	mo day yr
	[ 0-800135-6	01 01 2004	12 01 2018 ]
Annuitant:	[ John J. Jones			12 20 1952 ]
Owner:	[ Jane J. Doe			11 15 1950 ]

Annuitant’s Social Security Number:[ 111-11-1111 ]

Owner’s Social Security Number: [ ###-##-#### ]

This Contract was made and delivered in [New York]. The validity and effect of the Contract are governed by the laws there in force.

The minimum Fixed Account accumulation interest rate is specified in the rate schedule. The initial Fixed Account accumulation interest rate is [1.65]%.

The following Investment Account is available as of the Date of Issue:

Stock Index Account: This Account maintains a broadly diversified portfolio consisting primarily of common stocks selected to track the overall U.S. stock market. As of the date of issue, the Stock Index Account’s Separate Account Charge is [0.55%] per year of the Account’s net assets.

As described in Section 32, after we have given you three months’ written notice, an Investment Account’s Separate Account Charge may be changed, but it will not exceed 1.5% per year of the Account’s net assets.

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PART A: TERMS USED IN THIS CONTRACT

1. The Annuitant is the natural person whose life is used in determining the Income Benefit to be paid. The Annuitant is named on Page 3 of this Contract, and may not be changed, except as provided in Section 39.

2. The Annuity Starting Date shown on Page 3 is the date the Income Benefit is scheduled to begin. You may change the date as explained in Section 36.

3. Beneficiary. Beneficiaries are persons you name, in a form satisfactory to TIAA, to:

A)	receive the Death Benefit as Death Benefit Payee(s) if you die before the Annuity Starting Date while the Annuitant is alive; or

B)	become the Owner if you die on or after the Annuity Starting Date.

     At any time you may name, change, add or delete Beneficiaries, by written notice to TIAA as explained in Section 49.

4. A Business Day is any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

5. The Death Benefit is the value of your Contract Accumulation, or if greater, the sum of all Premiums credited to this Contract less any Lump-sum Benefits paid and less any Surrender Charges on Lump-sum Benefits or Transfers from the Fixed Account. It will be paid to the Death Benefit Payee under one of the Methods of Payment set forth in Part E, if you or the Annuitant dies before the Annuity Starting Date.

6. The Death Benefit Payee will receive the Death Benefit if you or the Annuitant dies before the Annuity Starting Date. If you die, your Beneficiary will be the Death Benefit Payee. If the Annuitant dies and you are not the Annuitant, you will be the Death Benefit Payee. Where the Owner and the Annuitant have died and there is not sufficient evidence that they have died other than simultaneously, then the Beneficiary is the Death Benefit Payee, unless you have provided otherwise.

7. Fixed Account. All Premiums and Transfers credited to the Fixed Account become part of TIAA’s General Account.

8. The General Account consists of all of TIAA’s assets other than those in separate accounts.

9. The Income Benefit is the periodic amount payable under one of the options set forth in Part D. The first payment will be payable as of the Annuity Starting Date.

10. An Investment Account is a subaccount of the Separate Account. The Investment Account(s) available as of the Date of Issue are shown on Page 3. TIAA may add or delete Investment Accounts as described in Section 21.

11. A Lump-sum Benefit is a withdrawal in a single sum of all or part of your Contract Accumulation. The provisions concerning Lump-sum Benefits are set forth in Part F.

12. You are the Owner. During your lifetime, you may, subject to the rights of any assignee and to the extent permitted by law, exercise every right given by this Contract without the consent of any other

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person. The Owner may be changed as explained in Section 49. The name of the Owner as of the Date of Issue is shown on Page 3.

13. The Rate Schedule or Schedules set forth:

A)	the guaranteed minimum Fixed Account Accumulation interest rate; and

B)	the guaranteed annuity purchase rates to be used in determining Income and Death Benefit payments made from the General Account; and

C)	any Surrender Charge to be assessed against Lump-Sum Benefits or Transfers from your Fixed Account Accumulation.

     A Rate Schedule applies to Contract Accumulations arising from Premiums credited while the Rate Schedule is in effect. The minimum Income or Death Benefit, paid as an annuity, is equal to your Contract Accumulation multiplied by the guaranteed annuity purchase rate calculated on the basis specified in the Rate Schedule. After we have given you three months’ written notice, and to the extent permitted by law, TIAA may change the Rate Schedule applicable to future Premiums as described in Section 65. Any change in the Rate Schedule will not affect the amount of benefits arising from Premiums credited prior to the change.

14. You name a Second Annuitant if you choose an Income Benefit under a Two-Life Annuity Option, as explained in Section 37. Under a Two-Life Annuity Option the lives of the Annuitant and the Second Annuitant are used in determining the Income Benefit.

15. Separate Account. All Premiums and Transfers credited to an Investment Account become part of the Separate Account. The Separate Account is designated as “VA-1” and was established by TIAA in accordance with New York law to provide benefits from this Contract and other similar contracts. The assets and liabilities of Separate Account VA-1 are segregated from the assets and liabilities of the General Account.

16. A Surrender Charge is a charge assessed against a Lump-sum Benefit payment from the Fixed Account or a Transfer from the Fixed Account. No Surrender Charge will be assessed against the part of your Fixed Account Accumulation arising from Premiums credited while your Contract’s original Rate Schedule is in effect. If a Surrender Charge is included in a future Rate Schedule, it will apply only to the part of your Fixed Account Accumulation arising from Premiums paid while such Rate Schedule is in effect. No Surrender Charge will ever be assessed against an Investment Account Accumulation.

17. You may Transfer some or all of your Contract Accumulation between the Fixed Account and the available Investment Accounts. The provisions concerning Transfers, including restrictions, are set forth in Part F.

18. A Valuation Day is any day that the New York Stock Exchange is open for trading, as well as the last calendar day of each month. Valuation Days end as of the close of all U. S. national exchanges where securities or other investments of a TIAA Investment Account are principally traded. Valuation Days that aren’t Business Days end at 4:00 p.m. Eastern time.

PART B: CONTRACT AND PREMIUMS

19. The Contract. This document is the entire contract between you and TIAA. We have issued it as a successor to a prior contract. Any endorsement to or amendment of this Contract, waiver of any of its provisions, or change in Rate Schedule will be valid only if in writing and signed by an executive officer

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or a registrar of TIAA. All Premiums and benefits are payable at TIAA’s home office in New York, NY.

20. Protection Against Lapse or Forfeiture. While your Contract Accumulation is at least $2,000, your rights under the Contract will not lapse after the first Premium has been paid. No additional Premiums are required. You own this Contract. If no Premiums have been paid for three years, and your Accumulation is less than $2,000, we may pay you your Contract Accumulation and terminate this Contract.

21. Addition or Deletion of an Investment Account. TIAA may, as permitted by applicable law, add or delete Investment Accounts within the Separate Account. If you have Accumulation Units in an Investment Account that is deleted, you must Transfer them to another Investment Account or to the Fixed Account.

22. Premiums. Premiums for this Contract may be paid in any amount not less than $100 each. TIAA may limit total Premiums and Transfers allocated to the Fixed Account to $300,000 in any twelve-month period. TIAA may stop accepting Premiums under this Contract after you have been given three months’ written notice. Otherwise, TIAA will accept Premiums at any time before the Annuity Starting Date or the prior death of you or the Annuitant. If TIAA stops accepting Premiums under this Contract, we will accept premiums under a new TIAA deferred annuity contract issued to you with the same Annuitant, Annuity Starting Date, Beneficiary and methods of benefit payment as those under this Contract at the time of replacement.

     Each Premium will be credited to your Contract as of the Business Day on which it is received by TIAA at its home office in New York, NY.

23. Allocation of Premiums. You allocate Premiums among the Fixed Account and the available Investment Accounts. Premiums allocated to the Fixed Account increase your Fixed Account Accumulation. Premiums allocated to an Investment Account purchase Accumulation Units in that Account. Your allocation instructions may be changed at any time for future Premiums. Your Premiums are allocated according to the most recent valid instructions TIAA has received from you in a form acceptable to TIAA.

24. Premium Taxes. State and local government premium tax, if applicable, will be deducted from your Contract Accumulation when incurred by TIAA. TIAA may deduct these taxes when the Premium is received by TIAA or when annuity income or death benefit payments commence. If no amount for Premium Tax was deducted, but Premium Tax is later determined to be due, TIAA will reduce your Contract Accumulation by the amount of tax which is determined to be due by TIAA.

PART C: ACCUMULATIONS

25. Your Contract Accumulation is equal to the sum of your Fixed Account Accumulation and your Investment Account Accumulations. Your Fixed Account Accumulation is guaranteed by TIAA’s General Account and will earn interest at a guaranteed effective annual rate set forth in the rate schedule. Investment Account Accumulations are not guaranteed, and you bear the investment risk of your Investment Account Accumulations.

26. Your Fixed Account Accumulation is equal to:

A)	all Premiums allocated to your Fixed Account Accumulation; plus

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B)	all Transfers credited to your Fixed Account Accumulation; plus

C)	interest credited to your Fixed Account Accumulation at a guaranteed effective annual rate set forth in the rate schedule; plus

D)	any Additional Interest in excess of the guaranteed interest credited to your Fixed Account Accumulation; less

E)	any Premium Taxes incurred by TIAA for your Fixed Account Accumulation; less

F)	the amount of any Lump-sum Benefits paid, or Transfers from your Fixed Account Accumulation; less

G)	any Surrender Charge assessed for Lump-sum Benefits or Transfers from your Fixed Account Accumulation.

27. TIAA may credit Additional Interest to your Fixed Account Accumulation. TIAA does not guarantee that there will be Additional Interest.

     Additional Interest, if any, will be credited under a schedule of Additional Interest rates declared by TIAA. For a Fixed Account Accumulation in force as of the effective date of such a schedule, the Additional Interest rates will not be decreased for a period of twelve months following the schedule’s effective date. For Premiums or Transfers credited to the Fixed Account during the twelve-month period described in the preceding sentence, TIAA may declare Additional Interest at higher or lower rates which remain in effect only through the end of such twelve-month period. Thereafter, any Additional Interest rates declared for such Premiums and Transfers will remain in effect for periods of twelve months or more. The Fixed Account under this Contract will be interpreted and administered by TIAA to comply with Securities and Exchange Commission (SEC) Rule 151, including the preamble to that Rule (SEC Release No. 33-6645).

     TIAA does not expect to pay or credit Additional Interest after Income or Death Benefits begin under this Contract.

28. An Investment Account Accumulation (the value of your share of an Investment Account) is equal to the number of your Accumulation Units multiplied by the value of one Accumulation Unit in that Investment Account.

29. Accumulation Unit. Each Investment Account maintains a separate Accumulation Unit. The value of each Investment Account’s Accumulation Unit is calculated at the close of each Valuation Day. The value of an Investment Account’s Accumulation Unit is equal to the previous day’s value multiplied by the Account’s Net Investment Factor.

30. The Net Investment Factor for an Investment Account equals (A) divided by (B), as follows:

(A)	equals the value of the Investment Account’s net assets at the end of the day, excluding the net effect of transactions (i.e., Premiums received, benefits paid, and Transfers to and from the Account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income, and decreased by expense and risk charges.

(B)	is the value of the Investment Account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

31. Number of Accumulation Units. The number of your Accumulation Units in an Investment Account will be increased by:

A)	any Premiums allocated to that Investment Account; and

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B)	any Transfers to that Investment Account;

and will be decreased by:

C)	any Premium Taxes incurred by TIAA for your Investment Account Accumulation;

D)	any Lump-sum Benefits paid from that Investment Account; and

E)	any Transfers from that Investment Account to the Fixed Account or another Investment Account.

     The increase or decrease in the number of your Accumulation Units on any Valuation Day is equal to the net dollar value of all transactions divided by the value of the Investment Account’s Accumulation Unit as of the end of the Valuation Day.

32. Separate Account Charge. Each Investment Account has a Separate Account Charge for mortality and expense risk, administration, and investment advisory services. After three months’ written notice to you, TIAA, at its discretion, may increase or decrease any Investment Account’s Separate Account Charge. The Separate Account Charge for any Investment Account is guaranteed not to exceed 1.5% per year of net assets. Each Investment Account’s Separate Account Charge as of the Date of Issue is shown on Page 3.

PART D: INCOME BENEFIT

33. Payment of the Income Benefit. Your Contract Accumulation can be used to provide an Income Benefit guaranteed by TIAA’s General Account. No Income Benefit is available from the Separate Account. The Income Benefit will be paid to you, the Owner. If you die while any Income Benefit payments remain due, the Beneficiary will become the Owner. The new Owner will receive the Income Benefit and may name or change the Beneficiary as described in Section 56.

34. The Amount of the Income Benefit as of the Annuity Starting Date will be determined by:

A)	the amount of your Contract Accumulation;

B)	the Rate Schedule or Schedules under which Premiums were credited to your Contract and the Rate Schedule or Schedules under which any Additional Interest was credited to your Fixed Account Accumulation;

C)	the Income Option you choose;

D)	the Annuitant’s age, if you choose an Income Option that pays a lifetime income; and

E)	the Second Annuitant’s age, if you choose one of the Two-Life Annuity Options.

     If the Income Benefit would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments.

35. Starting the Income Benefit. Payment of the Income Benefit to you will begin as of the Annuity Starting Date you have chosen, if you and the Annuitant are then living and:

A)	you have chosen one of the Income Options set forth in Section 37; and

B)	if you have chosen an Income Option that pays a lifetime income, we have received due proof of the Annuitant’s age; and

C)	if you have chosen a Two-Life Annuity Option, we have received due proof of the Second Annuitant’s age.

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     If the requirements of this section have not been completed by the Annuity Starting Date you have chosen, the Annuity Starting Date will be deferred to the first of the month after these requirements have been completed. The Annuity Starting Date may not be deferred beyond the first of the month following the Annuitant’s eighty-fifth birthday.

36. Changing the Annuity Starting Date. You may change the Annuity Starting Date at any time on or before the day the Income Benefit begins, by written notice to TIAA as explained in Section 49. You may change the Annuity Starting Date to the first of any month following the date of the change, but not to a month:

A)	earlier than fourteen months after the Date of Issue shown on Page 3; or

B)	later than the Annuitant’s eighty-fifth birthday.

     If you have not chosen an Annuity Starting Date prior to the first of the month following the Annuitant’s eighty-fifth birthday, you will be deemed to have chosen that date.

37. Income Options are the ways in which you may have the Income Benefit paid. Any time before the Annuity Starting Date you may choose one of the Options listed below. Any choice or change of such choice must be made by written notice to TIAA as explained in Section 49. You may change your choice at any time before payments begin, but once they have begun no change can be made.

     Each of the Income Options listed below is payable from TIAA’s General Account. No Income Option is payable from any Investment Account.

     The Income Options from which you may choose are listed below. In addition to providing an income during the lifetime of the Annuitant or for a fixed period, some Options provide that payments will continue for the lifetime of a Second Annuitant, and some provide that payments will continue in any event during a guaranteed period. The Income Options are described as monthly payments, but you may choose quarterly, semi-annual, or annual payments. You may not elect an Option which would not be treated as an annuity under federal tax law. The periodic amount paid depends on which of these Options you choose:

Single Life Annuity. A payment will be made each month as long as the Annuitant lives. All payments will cease at the Annuitant’s death. This Option provides no benefits for anyone after the Annuitant’s death.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. A payment will be made each month as long as the Annuitant lives. If the Annuitant dies before the end of the guaranteed period you have chosen, the monthly payments will continue to the end of that period.

Payments for a Fixed Period. A payment will be made each month for a fixed period of not less than two nor more than thirty years, as chosen. If the Annuitant dies before the end of the period chosen, the monthly payments will continue to the end of that period. At the end of the period chosen payments will stop.

Two-Life Annuity Options. Under each of the following Options a payment will be made each month for as long as either the Annuitant or the Second Annuitant is alive. After payments begin, you cannot change your choice of Second Annuitant. If you choose a guaranteed period, payments will continue to the end of that period even if the Annuitant and Second Annuitant die before the end of that period. If you do not choose a guaranteed period, all payments will cease at the death of the last survivor of the Annuitant and Second Annuitant.

Full Benefit While Either the Annuitant or the Second Annuitant is Alive, with or without a 10-, 15- or 20-Year Guaranteed Period. The full monthly income will continue as long as either the Annuitant or the Second Annuitant is alive. If you choose a guaranteed period and

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the Annuitant and the Second Annuitant both die before the end of the period chosen, the full monthly income will continue to the end of that period.

Two-thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, with or without a 10-, 15- or 20-Year Guaranteed Period. At the death of either the Annuitant or the Second Annuitant, monthly payments equal to two-thirds of the amount that would have been paid if both had lived will continue for the life of the survivor. If you choose a guaranteed period and the Annuitant and the Second Annuitant both die before the end of the period chosen, monthly payments equal to two- thirds of the amount that would have been paid if both had lived will continue to the end of that period.

Half Benefit After the Death of the Annuitant, with or without a 10-, 15- or 20- Year Guaranteed Period. The full monthly income will continue as long as the Annuitant is alive. If the Second Annuitant survives the Annuitant, monthly payments equal to one-half the amount that would have been paid if the Annuitant had lived will continue for the life of the Second Annuitant. If you choose a guaranteed period and the Annuitant and the Second Annuitant both die before the end of the period chosen, monthly payments equal to one-half the amount that would have been paid if the Annuitant had lived will continue to the end of that period.

     Automatic Election Provision. If, on the Annuity Starting Date determined in accordance with Sections 35 and 36, you have not chosen an Income Option, you will be deemed to have chosen a “Single Life Annuity with a 10-Year Guaranteed Period,” or a shorter period if required to meet federal tax law.

38. Distribution Requirements upon the Death of the Owner. If you die on or after the Annuity Starting Date, any Income Benefit remaining due must be distributed at least as rapidly as under the Income Option on which Income Benefit Payments were being made.

PART E: DEATH BENEFIT

39. Availability. If you or the Annuitant dies before the Annuity Starting Date, the Death Benefit will be payable when due proof of the death is received by TIAA. If you die and your spouse is the sole Death Benefit Payee, he or she may choose to become the Owner and continue the Contract, or may choose payment of the Death Benefit. If your spouse does not make a choice, he or she will automatically become the Owner of the Contract on the 60th day after we receive due proof of your death. If you were also the Annuitant, your spouse upon becoming the Owner, will also become the Annuitant.

40. Transfer to the Fixed Account. All amounts held in Investment Accounts will be Transferred to the Fixed Account as of the date we receive due proof of the death. If your spouse is the sole Death Benefit Payee and elects to become the Owner at the time due proof of your death is provided, no such Transfer will be made.

41. The Amount of the Death Benefit will be determined as of the date we receive due proof of the death of you or the Annuitant by:

A)	the amount of your Contract Accumulation, or if greater, the sum of all Premiums credited to your Contract less any Lump-sum Benefits paid and less any Surrender Charges on Lump-sum Benefits or Transfers from the Fixed Account;

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B)	the Rate Schedule or Schedules under which Premiums were credited to your Contract and the Rate Schedule or Schedules under which any Additional Interest was credited to your Fixed Account Accumulation;

C)	the Method of Payment chosen for the Death Benefit; and

D)	if the Method chosen pays a lifetime income, the age of the Death Benefit Payee.

42. Payment of the Death Benefit. Payment of the Death Benefit may begin after we have received:

A)	due proof of the death of you or the Annuitant;

B)	the choice of a Method of Payment as provided in Section 44; and

C)	due proof of the Death Benefit Payee’s age if the Method of Payment chosen pays a lifetime income.

     Payment of the Death Benefit must begin no later than the first of the month following the 60th day after we receive due proof of the death of you or the Annuitant. If no Method of Payment is chosen, TIAA will pay the Death Benefit as annual Payments for a Fixed Period ending in the twelve-month period preceding the fifth anniversary of the date of the death.

43. Guaranteed Minimum Death Benefit. The Death Benefit will be the greater of your Contract Accumulation and the sum of all Premiums credited less any Lump-sum Benefits paid and less any Surrender Charges imposed on Lump-sum Benefits or Transfers from the Fixed Account. As of the date TIAA receives due proof of death of you or the Annuitant, your Fixed Account Accumulation will be increased by the amount, if any, by which the sum of all Premiums credited to your Contract (less any Lump-sum Benefits paid and less any Surrender Charges imposed on Lump-sum Benefits or Transfers from the Fixed Account) exceeds your Contract Accumulation.

44. Methods of Payment. TIAA will pay the Death Benefit to the Death Benefit Payee under one of the Methods of Payment set forth below. You may choose or change the Method of Payment at any time before payments begin. If your Beneficiary is the Death Benefit Payee, he or she may change the Method chosen by you, unless you specify otherwise. If you do not choose a Method, your Beneficiary will make the choice if he or she becomes entitled to payments. Any choice of Method or change of such choice must be made by written notice to TIAA, as explained in Section 49. Once payment of the Death Benefit has begun, the choice may not be changed. Methods providing a lifetime income may be elected only if the Death Benefit Payee is a natural person. A fixed or guaranteed period may not exceed the Death Benefit Payee’s life expectancy. The Methods of Payment are described as monthly payments, but the Death Benefit Payee may choose quarterly, semi-annual or annual payments.

     Each of the Methods of Payment listed below is payable from TIAA’s General Account. No Method of Payment is payable from any Investment Account.

Single-sum Payment. The Death Benefit will be paid to the Death Benefit Payee in one sum.

Single Life Annuity. A payment will be made to the Death Benefit Payee each month for life. All payments will cease at his or her death. This Method provides no benefits for anyone after the death of the Death Benefit Payee.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. A payment will be made to the Death Benefit Payee each month for life. If he or she dies before the end of the guaranteed period chosen, the monthly payments will continue to the end of that period.

Payments for a Fixed Period. A payment will be made to the Death Benefit Payee each month for a fixed period of not less than two nor more than thirty years, as chosen. If the Death Benefit Payee

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dies before the end of the period chosen, the monthly payments will continue to the end of that period. At the end of the period chosen payments will stop.

Interest Payments. A payment of interest on the Death Benefit will be made each month for a chosen period of not less than two nor more than thirty years. At the end of the period chosen, TIAA will pay the Death Benefit. If the Death Benefit Payee dies while any part of the Death Benefit is held by TIAA, that amount will become payable in a single sum.

     The value of the Death Benefit placed under this Method must be at least $5,000.

     If any Method chosen, except “Interest Payments,” would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of not less than $100 a month.

45. Distribution Requirements upon the Death of the Owner. If you die before the Annuity Starting Date, TIAA will pay the Death Benefit in accordance with the requirements of Section 72(s) of the Internal Revenue Code of 1986, as amended. The Death Benefit must be distributed within five years of the death of the Owner. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of your death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy. If the Owner is not a natural person, the death of the Annuitant is treated as the death of the Owner for these distribution requirements.

PART F: LUMP-SUM BENEFITS AND TRANSFERS

46. Availability. You may choose a Lump-sum Benefit or Transfer from an Account before the Annuity Starting Date. Lump-sum Benefits or Transfers from an Account’s Accumulation must be at least $1,000 or for the entire Account Accumulation. Only one Lump-sum Benefit or Transfer from the Fixed Account may be made in any 180-day period. After we have given you three months’ written notice, we may limit Transfers from each Investment Account to no more than one Transfer in any 90-day period.

     TIAA may limit to $300,000 the total Premiums and Transfers credited to your Fixed Account Accumulation in any twelve-month period.

     Any request to receive a Lump-sum Benefit must be made by written notice to TIAA as explained in Section 49. If your entire Contract Accumulation is withdrawn, all obligations of TIAA to you under the Contract are fulfilled. Any request to Transfer Accumulations must be in a form acceptable to TIAA.

47. Lump-sum Benefits and Transfers from the Fixed Account. Any part of your Fixed Account Accumulation paid as a Lump-sum Benefit or Transferred to an Investment Account will be reduced by the Surrender Charge (if any) specified in the applicable Rate Schedule or Schedules. When different Rate Schedules apply to different parts of your Fixed Account Accumulation, the parts accumulated under the earliest applicable Rate Schedules will be reduced first.

     No Surrender Charge will be assessed against any Lump-sum Benefit paid or Transfer from your Fixed Account Accumulation arising from Premiums credited while your Contract’s original Rate Schedule is in effect. TIAA may include a Surrender Charge in a future Rate Schedule, as described in Section 65. If a Surrender Charge is included in a future Rate Schedule, it will apply only to the part of your Fixed Account Accumulation that arose from Premiums paid under that Rate Schedule.

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48. Effective Date. A Lump-sum Benefit payment or Transfer will be effective, and all values determined as of the Business Day we receive your request, unless you choose to defer the effective date to a future day acceptable to TIAA.

     TIAA reserves the right to defer payment of a Lump-sum Benefit from the Fixed Account for up to six months. Also, TIAA reserves the right to delay a Transfer from the Fixed Account for up to six months. If we defer payment of a Lump-sum Benefit or a Transfer from the Fixed Account for ten or more working days, we will credit interest at the total rate then applicable to the “Interest Payments” Method of paying Death Benefits, but not less than the minimum Fixed Account Accumulation interest rate specified in the Rate Schedule. If at any time applicable state law requires a higher rate of interest, such rate will be credited. Payment of a Lump- sum Benefit or a Transfer from an Investment Account may be delayed to the extent permitted or required under the Federal Investment Company Act of 1940, or any other applicable federal or state law.

PART G: GENERAL PROVISIONS

49. Procedure for Elections and Changes. Any assignment, ownership, beneficiary or benefit payment arrangement under this Contract is subject to TIAA’s acceptance. An election or change must be made, in accordance with the terms of your Contract, by written notice satisfactory to TIAA. No such notice will take effect unless it is received by TIAA at its home office in New York, NY. Any notice of change in Owner, Beneficiary or other person named to receive payments will take effect as of the date it was signed, whether or not the signer is living at the time we receive it. Any other notice will take effect as of the date it is received. Any action taken by TIAA in good faith before receiving the notice will not subject TIAA to liability even though our acts were contrary to what was stated in the notice.

50. Payment to an Estate, Guardian, Trustee, etc. TIAA will not be responsible for the acts of or any omission by any executor, trustee, guardian or other third party to whom payment is made.

51. Reports. At least once each year until the Annuity Starting Date, we will mail you a report for the calendar year just ended. It will provide a statement of the investments held in the Separate Account, and it will show the value of your Contract Accumulation, the Death Benefit, your Fixed Account Accumulation, and for each Investment Account Accumulation, the value of your Accumulation, the number of your Accumulation Units, and the value of one Accumulation Unit.

52. No Loans. This Contract does not provide for loans.

53. Assignment. You may assign this Contract. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received by us. The rights of the Owner, Annuitant, any Second Annuitant, any Beneficiary and any other person to receive benefits under this Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of your Contract.

54. Protection Against Claims of Creditors. The benefits and rights accruing to you or any other person under this Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

55. Non-Forfeiture of Benefits. Amounts payable under this Contract will not be less than the minimum required by any applicable statute of the state or other jurisdiction in which this Contract was delivered.

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56. Naming Your Beneficiary. Beneficiaries are persons you name, in a form satisfactory to TIAA as explained in Section 49, to:

A)	receive the Death Benefit (as Death Benefit Payees) if you die before the Annuity Starting Date while the Annuitant is alive; or

B)	become the Owner if you die on or after the Annuity Starting Date while Income Benefit payments remain due.

     At any time you may change, add or delete Beneficiaries by written notice to TIAA, as explained in Section 49.

     You may designate different classes of Beneficiaries, such as primary and contingent. These classes set the priority of payment or ownership. If any Primary Beneficiary is alive at the time of your death, the Primary Beneficiary(ies) will receive the Death Benefit or become the Owner(s). If a class contains more than one person, the then-living person(s) in the class will receive the Death Benefit or become Owners in equal shares, unless you provide otherwise. For example, if you die before the Annuity Starting Date, and you named your spouse as primary Beneficiary and “children” as contingent Beneficiaries, your spouse would receive the Death Benefit if he or she survived you. But if your spouse did not survive you, then your surviving children would receive the Death Benefit in equal shares.

     The terms “children” or “my children” may be used to name a class of Beneficiaries, either primary or contingent. Unless you specify otherwise, the terms “children” or “my children” will mean all children born of your marriage or marriages, and any children legally adopted by you. The term “children” also has the same inclusive meaning when used to name as Beneficiaries the children of your spouse, child, brother or sister.

     If you die before the Annuity Starting Date and if you named your estate as Beneficiary, none of the Beneficiaries you named is alive at the time of your death, or you never named a Beneficiary, the Death Benefit will be paid to your estate in one sum.

     If you die on or after the Annuity Starting Date and if none of the Beneficiaries you named is alive at the time of your death, or you never named a Beneficiary, the Annuitant will become the Owner. If the Annuitant is not alive, the Second Annuitant (if any) will become the Owner. If no Beneficiary or Annuitant is alive, the present value of any Income Benefit remaining due will be paid to your estate in one sum.

57. Insulation of Separate Account. TIAA owns the assets in Separate Account VA-1. To the extent permitted by law, the assets of the Separate Account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, gains and losses, whether or not realized, of an Investment Account of the Separate Account will be credited to or charged against only that Investment Account without regard to TIAA’s other income, gains or losses.

58. Investment Company Act of 1940. The Separate Account is operated as a registered management investment company under the Investment Company Act of 1940. TIAA may operate the Separate Account as a unit-investment trust, or any other form permitted under the Act. Also, TIAA may deregister the Separate Account under the Act, subject to compliance with applicable law.

59. Service of Process upon TIAA. We will accept service of process in any action or suit against us on this Contract in any court of competent jurisdiction in the United States, Puerto Rico or Canada provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the state, district or territory, in which the action or suit is brought. This

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Your Teachers Personal Annuity Contract

section does not waive any of our rights, including the right to remove such action or suit to another court.

60. Benefits Based on Incorrect Age. If the amount of benefits is determined by data as to a person’s age that is incorrect, benefits will be recalculated on the basis of the correct age. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any underpayments paid or overpayments charged will include compound interest at the effective rate of 6% per year.

61. Proof of Survival. For any benefit that requires the Owner, Annuitant, any Second Annuitant, any Beneficiary and/or any other person named to receive benefits be alive on the date any benefit payment is due under the terms of this Contract, TIAA may require satisfactory proof that such person or persons are alive. If this proof is not received after requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received.

     Under a Single-Life Annuity Option, you must return any overpayment made because we have not been notified of the Annuitant’s death. If under a Two-Life Annuity Option TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment has been recovered.

62. Compliance with Laws and Regulations. TIAA will administer the Contract to comply with all applicable laws and regulations pertaining to annuities and the terms and conditions of the Contract. TIAA will withhold and forward to tax authorities any amounts required by law.

63. Right to Amend. TIAA reserves the right to change this Contract from time to time in order to comply with applicable federal and state laws on annuities. If we make such a change, we will do so for all contracts written on this form and delivered in the same state this Contract was delivered. When required by law, TIAA will obtain the approval of any appropriate regulatory authority to such amendment.

64. Correspondence and Requests for Benefits. No notice, application, form, premium payment or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY. All Premiums and benefits are payable at our home office in New York, NY. Any questions about your Contract or inquiries about our services should be directed to us at our home office address: TIAA, 730 Third Avenue, New York, NY 10017-3206.

65. Change of Rate Schedule. We may, from time to time, substitute a new Rate Schedule. A change in the Rate Schedule will be made only after we have given you three months’ written notice of the change. Any change in the Surrender Charge will comply with the applicable state nonforfeiture law, if any.

     A new Rate Schedule will apply only to benefits arising from any Premiums credited while such Rate Schedule is in effect. Any change in the Rate Schedule will not affect the amount of benefits arising from Premiums credited prior to the change. Any new Rate Schedule will specify:

A)	the guaranteed minimum Fixed Account Accumulation interest rate; and

B)	the guaranteed annuity purchase rates used for determining Income and Death Benefit payments made from the General Account; and

C)	the Surrender Charge, if any, on Lump-sum Benefits and Transfers from your Fixed Account Accumulation.

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RATE SCHEDULE

66. The minimum Fixed Account Accumulation effective annual interest rate, to be credited prior to the Annuity Starting Date or the date Death Benefits begin, will be reset each [April 1]. Subject to the constraint that the minimum rate will never be less than 1% nor greater than 3%, the rate will be set equal to the CMT less .0125, rounded to the nearest 0.0005. The CMT is the average five-year Constant Maturity Treasury Rate reported by the Federal Reserve for the calendar month preceding the calendar month prior to the reset date.

We may make future changes to the reset date. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 3, and will also be made to all other Teachers Personal Annuity contracts written on this contract form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

All Income and Death Benefits are payable from TIAA’s General Account. TIAA may pay Income or Death Benefits that are higher than the benefit amounts guaranteed by this Rate Schedule. Once Income or Death Benefit payments have begun, TIAA does not expect to modify the benefit payments.

The guaranteed annuity purchase rates applicable to the portion of your Contract Accumulation arising from all Premiums credited under this Rate Schedule (whether allocated to the Fixed Account or an Investment Account) and any Additional Interest credited to the Fixed Account under this Rate Schedule will be computed on this basis:

(1)	a deduction for any Premium Taxes incurred by TIAA for your Contract when annuity payments commence;

(2)	interest at an effective annual rate of 2.5% after the Annuity Starting Date or the date Death Benefits begin; and

(3)	mortality according to the 1983 Table a-D (TIAA Merged Gender Mod C).

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Guaranteed Annual Amount of Single Life Annuity with 10-Year Guaranteed Period provided
By $10,000 from your Contract Accumulation (after any applicable
Premium Taxes have been deducted).
One-twelfth of the amount shown is payable each month.

Age When	Annual Amount of	Age When	Annual Amount of	Age When	Annual Amount of
Payments	Monthly Benefit	Payments	Monthly Benefit	Payments	Monthly Benefit
Begin	Payments	Begin	Payments	Begin	Payments
40	347.66	57	430.30	74	611.75
41	351.03	58	437.32	75	628.00
42	354.55	59	444.66	76	645.01
43	358.22	60	452.35	77	662.79
44	362.05	61	460.40	78	681.32
45	366.04	62	468.84	79	700.62
46	370.22	63	477.70	80	720.65
47	374.58	64	487.00	81	741.38
48	379.13	65	496.79	82	762.74
49	383.89	66	507.09	83	784.65
50	388.85	67	517.93	84	807.00
51	394.04	68	529.36	85	829.66
52	399.45	69	541.39
53	405.10	70	554.07
54	411.00	71	567.43
55	417.16	72	581.48
56	423.59	73	596.25

“Age When Payments Begin” means that the Annuitant has reached the age shown, but has not passed that birthday by as much as one month. All ages used in computing benefits are calculated in completed years and months. Guaranteed payments provided at ages other than those shown and under other annuity forms are computed on the basis stated in this Rate Schedule. For a Contract Accumulation other than $10,000, payments will be proportionate.

     If a larger payment would result from the interest rate and mortality table TIAA uses for computing the amount of any nonqualified individual single premium immediate annuity being offered when the payments start, that mortality and interest basis will be used.

     No Surrender Charge will be assessed against Lump-sum Benefit payments or Transfers from the part of your Fixed Account Accumulation arising from Premiums credited while this Rate Schedule is in effect.

TIAA-PA-RS2	Page RS2-2

Teachers Insurance and Annuity Association
730 Third Avenue, New York, N.Y. 10017
Telephone: 800-842-2733

TEACHERS PERSONAL ANNUITY CONTRACT

Annuity
		Date of	Starting	Date of
	Contract	Issue	Date	Birth
	Number	mo day yr	mo day yr	mo day yr
	[ 0-800135-6	01 01 2004	12 01 2018 ]
Annuitant	[ John J. Jones			12 20 1952 ]
Owner	[ Jane J. Doe			11 15 1950 ]

     This is a contract between you, the Owner, and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”). This page refers briefly to some of the features of this Contract. The next pages set forth in detail the rights and obligations of both TIAA and you under the Contract.

PLEASE READ YOUR CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

     This is a flexible premium deferred annuity contract. You may allocate any future Premiums to the Fixed Account and/or to Investment Accounts. Your Contract Accumulation (the value of your Contract) is the sum of your Fixed Account Accumulation and your Investment Account Accumulations.

     Accumulations in the Fixed Account are credited with a guaranteed interest rate, and may also be credited with Additional Interest. Accumulations in Investment Accounts are variable, are not guaranteed, and may increase or decrease depending on investment results.

     TIAA will pay the Income Benefit provided under this Contract to you, the Owner. The Income Benefit is based on the life of the Annuitant named above, who may be the Owner or another person. If you or the Annuitant die before the Income Benefit begins, TIAA will pay the Death Benefit provided in this Contract. Income and Death Benefits are based on your Contract Accumulation and the Rate Schedule or Schedules under which Premiums are credited to this Contract.

     You may choose to withdraw all or a part of your Contract Accumulation on or before the day Income Benefits begin. This contract does not provide for loans.

     30 Day Right to Examine Your Contract. You have 30 days from the day you receive this Contract to examine it. If you decide to cancel this Contract, send it and your request to cancel to TIAA at the address above. Upon receipt of such request, TIAA will refund the Contract Accumulation as of the date you mailed or delivered your request to us, plus Premium Taxes (if any) deducted from Premiums paid. As of that date, the Contract will then be void and no benefits will be provided under it.

     If you have any questions you may contact us at the address or phone number above.

-s- Herbert M. Allison, Jr. Chairman, President, and Chief Executive Officer

Nonqualified Flexible Premium Deferred Annuity
Fixed and Variable Accumulations

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INDEX OF IMPORTANT TERMS AND PROVISIONS

Section
Accumulation
Contract	25
Fixed Account	26
Investment Account	28
Accumulation Unit
Number	31
Definition	29
Additional Interest	27
Annuitant - Definition	1
Annuity Starting Date
Change of	36
Definition	2
Assignment - Rights Subject to	53
Beneficiary
Definition	3
Naming	56
Benefits Based on Incorrect Age	60
Business Day	4
Claims of Creditors
Protection Against	54
Contract - Consists of	19
Correspondence with Us	64
Death Benefit
Amount of Payments	41
Death Benefit Payee - Definition	6
Definition	5
Guaranteed Minimum	43
Methods of Payment	44
Naming Your Beneficiary	56
Payment of (Availability)	39
Starting Payment	42
Transfer to Fixed Account	40
Distributions Required on Death of Owner
After the Annuity Starting Date	38
Before the Annuity Starting Date	45
Elections and Changes - Procedure	49
Fixed Account	7
General Account	8
Income Benefit
Amount of Payments	34
Automatic Election	37
Definition	9
Options	37
Two-Life Annuity Options	37
Payment of	33
Starting Payments	35
Investment Account
Addition or Deletion	21
Description	10
Investment Company Act of 1940	58
Lapse or Forfeiture -
Protection Against	20
Laws and Regulations -
Compliance with	62
Loans - Not available	52
Lump-sum Benefit and Transfers
Availability	46
Definition	11
Effective Date	48
From the Fixed Account	47
Net Investment Factor	30
Non-Forfeiture of Benefits	55
Owner - Definition	12
Payment to an Estate, Trustee, etc.	50
Premiums
Allocation	23
Limits on	22
Taxes	24
Proof of Survival	61
Rate Schedule
Change of	65
Definition	13
Report of Accumulation	51
Right to Amend	63
Second Annuitant - Definition	14
Separate Account
Charge	32
Description	15
Insulation of	57
Service of Process upon TIAA	59
Surrender Charge
Definition	16
Transfer	17
Valuation Day	18

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Your Teachers Personal Annuity Contract

Annuity
		Date of	Starting	Date of
	Contract	Issue	Date	Birth
	Number	mo day yr	mo day yr	mo day yr
	[ 0-800135-6	01 01 2004	12 01 2018 ]
Annuitant:	[ John J. Jones			12 20 1952 ]
Owner:	[ Jane J. Doe			11 15 1950 ]

Annuitant’s Social Security Number:[ 111-11-1111]

Owner’s Social Security Number: [ ###-##-####]

This Contract was made and delivered in [New York]. The validity and effect of the Contract are governed by the laws there in force.

The minimum Fixed Account accumulation interest rate is 1.5%.

The following Investment Account is available as of the Date of Issue:

Stock Index Account: This Account maintains a broadly diversified portfolio consisting primarily of common stocks selected to track the overall U.S. stock market. As of the date of issue, the Stock Index Account’s Separate Account Charge is [0.55%] per year of the Account’s net assets.

As described in Section 32, after we have given you three months’ written notice, an Investment Account’s Separate Account Charge may be changed, but it will not exceed 1.5% per year of the Account’s net assets.

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PART A: TERMS USED IN THIS CONTRACT

1. The Annuitant is the natural person whose life is used in determining the Income Benefit to be paid. The Annuitant is named on Page 3 of this Contract, and may not be changed, except as provided in Section 39.

2. The Annuity Starting Date shown on Page 3 is the date the Income Benefit is scheduled to begin. You may change the date as explained in Section 36.

3. Beneficiary. Beneficiaries are persons you name, in a form satisfactory to TIAA, to:

A)	receive the Death Benefit as Death Benefit Payee(s) if you die before the Annuity Starting Date while the Annuitant is alive; or

B)	become the Owner if you die on or after the Annuity Starting Date.

      At any time you may name, change, add or delete Beneficiaries, by written notice to TIAA as explained in Section 49.

4. A Business Day is any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

5. The Death Benefit is the value of your Contract Accumulation, or if greater, the sum of all Premiums credited to this Contract less any Lump-sum Benefits paid and less any Surrender Charges on Lump-sum Benefits or Transfers from the Fixed Account. It will be paid to the Death Benefit Payee under one of the Methods of Payment set forth in Part E, if you or the Annuitant dies before the Annuity Starting Date.

6. The Death Benefit Payee will receive the Death Benefit if you or the Annuitant dies before the Annuity Starting Date. If you die, your Beneficiary will be the Death Benefit Payee. If the Annuitant dies and you are not the Annuitant, you will be the Death Benefit Payee. Where the Owner and the Annuitant have died and there is not sufficient evidence that they have died other than simultaneously, then the Beneficiary is the Death Benefit Payee, unless you have provided otherwise.

7. Fixed Account. All Premiums and Transfers credited to the Fixed Account become part of TIAA’s General Account.

8. The General Account consists of all of TIAA’s assets other than those in separate accounts.

9. The Income Benefit is the periodic amount payable under one of the options set forth in Part D. The first payment will be payable as of the Annuity Starting Date.

10. An Investment Account is a subaccount of the Separate Account. The Investment Account(s) available as of the Date of Issue are shown on Page 3. TIAA may add or delete Investment Accounts as described in Section 21.

11. A Lump-sum Benefit is a withdrawal in a single sum of all or part of your Contract Accumulation. The provisions concerning Lump-sum Benefits are set forth in Part F.

12. You are the Owner. During your lifetime, you may, subject to the rights of any assignee and to the extent permitted by law, exercise every right given by this Contract without the consent of any other

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person. The Owner may be changed as explained in Section 49. The name of the Owner as of the Date of Issue is shown on Page 3.

13. The Rate Schedule or Schedules set forth:

A)	the guaranteed minimum Fixed Account Accumulation interest rate; and

B)	the guaranteed annuity purchase rates to be used in determining Income and Death Benefit payments made from the General Account; and

C)	any Surrender Charge to be assessed against Lump-Sum Benefits or Transfers from your Fixed Account Accumulation.

     A Rate Schedule applies to Contract Accumulations arising from Premiums credited while the Rate Schedule is in effect. The minimum Income or Death Benefit, paid as an annuity, is equal to your Contract Accumulation multiplied by the guaranteed annuity purchase rate calculated on the basis specified in the Rate Schedule. After we have given you three months’ written notice, and to the extent permitted by law, TIAA may change the Rate Schedule applicable to future Premiums as described in Section 65. Any change in the Rate Schedule will not affect the amount of benefits arising from Premiums credited prior to the change.

14. You name a Second Annuitant if you choose an Income Benefit under a Two-Life Annuity Option, as explained in Section 37. Under a Two-Life Annuity Option the lives of the Annuitant and the Second Annuitant are used in determining the Income Benefit.

15. Separate Account. All Premiums and Transfers credited to an Investment Account become part of the Separate Account. The Separate Account is designated as “VA-1” and was established by TIAA in accordance with New York law to provide benefits from this Contract and other similar contracts. The assets and liabilities of Separate Account VA-1 are segregated from the assets and liabilities of the General Account.

16. A Surrender Charge is a charge assessed against a Lump-sum Benefit payment from the Fixed Account or a Transfer from the Fixed Account. No Surrender Charge will be assessed against the part of your Fixed Account Accumulation arising from Premiums credited while your Contract’s original Rate Schedule is in effect. If a Surrender Charge is included in a future Rate Schedule, it will apply only to the part of your Fixed Account Accumulation arising from Premiums paid while such Rate Schedule is in effect. No Surrender Charge will ever be assessed against an Investment Account Accumulation.

17. You may Transfer some or all of your Contract Accumulation between the Fixed Account and the available Investment Accounts. The provisions concerning Transfers, including restrictions, are set forth in Part F.

18. A Valuation Day is any day that the New York Stock Exchange is open for trading, as well as the last calendar day of each month. Valuation Days end as of the close of all U. S. national exchanges where securities or other investments of a TIAA Investment Account are principally traded. Valuation Days that aren’t Business Days end at 4:00 p.m. Eastern time.

PART B: CONTRACT AND PREMIUMS

19. The Contract. This document is the entire contract between you and TIAA. We have issued it as a successor to a prior contract. Any endorsement to or amendment of this Contract, waiver of any of its provisions, or change in Rate Schedule will be valid only if in writing and signed by an executive officer

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Your Teachers Personal Annuity Contract

or a registrar of TIAA. All Premiums and benefits are payable at TIAA’s home office in New York, NY.

20. Protection Against Lapse or Forfeiture. While your Contract Accumulation is at least $2,000, your rights under the Contract will not lapse after the first Premium has been paid. No additional Premiums are required. You own this Contract. If no Premiums have been paid for three years, and your Accumulation is less than $2,000, we may pay you your Contract Accumulation and terminate this Contract.

21. Addition or Deletion of an Investment Account. TIAA may, as permitted by applicable law, add or delete Investment Accounts within the Separate Account. If you have Accumulation Units in an Investment Account that is deleted, you must Transfer them to another Investment Account or to the Fixed Account.

22. Premiums. Premiums for this Contract may be paid in any amount not less than $100 each. TIAA may limit total Premiums and Transfers allocated to the Fixed Account to $300,000 in any twelve-month period. TIAA may stop accepting Premiums under this Contract after you have been given three months’ written notice. Otherwise, TIAA will accept Premiums at any time before the Annuity Starting Date or the prior death of you or the Annuitant. If TIAA stops accepting Premiums under this Contract, we will accept premiums under a new TIAA deferred annuity contract issued to you with the same Annuitant, Annuity Starting Date, Beneficiary and methods of benefit payment as those under this Contract at the time of replacement.

     Each Premium will be credited to your Contract as of the Business Day on which it is received by TIAA at its home office in New York, NY.

23. Allocation of Premiums. You allocate Premiums among the Fixed Account and the available Investment Accounts. Premiums allocated to the Fixed Account increase your Fixed Account Accumulation. Premiums allocated to an Investment Account purchase Accumulation Units in that Account. Your allocation instructions may be changed at any time for future Premiums. Your Premiums are allocated according to the most recent valid instructions TIAA has received from you in a form acceptable to TIAA.

24. Premium Taxes. State and local government premium tax, if applicable, will be deducted from your Contract Accumulation when incurred by TIAA. TIAA may deduct these taxes when the Premium is received by TIAA or when annuity income or death benefit payments commence. If no amount for Premium Tax was deducted, but Premium Tax is later determined to be due, TIAA will reduce your Contract Accumulation by the amount of tax which is determined to be due by TIAA.

PART C: ACCUMULATIONS

25. Your Contract Accumulation is equal to the sum of your Fixed Account Accumulation and your Investment Account Accumulations. Your Fixed Account Accumulation is guaranteed by TIAA’s General Account and will earn interest at a guaranteed effective annual rate set forth in the rate schedule. Investment Account Accumulations are not guaranteed, and you bear the investment risk of your Investment Account Accumulations.

26. Your Fixed Account Accumulation is equal to:

A)	all Premiums allocated to your Fixed Account Accumulation; plus

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Your Teachers Personal Annuity Contract

B)	all Transfers credited to your Fixed Account Accumulation; plus

C)	interest credited to your Fixed Account Accumulation at a guaranteed effective annual rate set forth in the rate schedule; plus

D)	any Additional Interest in excess of the guaranteed interest credited to your Fixed Account Accumulation; less

E)	any Premium Taxes incurred by TIAA for your Fixed Account Accumulation; less

F)	the amount of any Lump-sum Benefits paid, or Transfers from your Fixed Account Accumulation; less

G)	any Surrender Charge assessed for Lump-sum Benefits or Transfers from your Fixed Account Accumulation.

27. TIAA may credit Additional Interest to your Fixed Account Accumulation. TIAA does not guarantee that there will be Additional Interest.

     Additional Interest, if any, will be credited under a schedule of Additional Interest rates declared by TIAA. For a Fixed Account Accumulation in force as of the effective date of such a schedule, the Additional Interest rates will not be decreased for a period of twelve months following the schedule’s effective date. For Premiums or Transfers credited to the Fixed Account during the twelve-month period described in the preceding sentence, TIAA may declare Additional Interest at higher or lower rates which remain in effect only through the end of such twelve-month period. Thereafter, any Additional Interest rates declared for such Premiums and Transfers will remain in effect for periods of twelve months or more. The Fixed Account under this Contract will be interpreted and administered by TIAA to comply with Securities and Exchange Commission (SEC) Rule 151, including the preamble to that Rule (SEC Release No. 33-6645).

     TIAA does not expect to pay or credit Additional Interest after Income or Death Benefits begin under this Contract.

28. An Investment Account Accumulation (the value of your share of an Investment Account) is equal to the number of your Accumulation Units multiplied by the value of one Accumulation Unit in that Investment Account.

29. Accumulation Unit. Each Investment Account maintains a separate Accumulation Unit. The value of each Investment Account’s Accumulation Unit is calculated at the close of each Valuation Day. The value of an Investment Account’s Accumulation Unit is equal to the previous day’s value multiplied by the Account’s Net Investment Factor.

30. The Net Investment Factor for an Investment Account equals (A) divided by (B), as follows:

(A)	equals the value of the Investment Account’s net assets at the end of the day, excluding the net effect of transactions (i.e., Premiums received, benefits paid, and Transfers to and from the Account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income, and decreased by expense and risk charges.

(B)	is the value of the Investment Account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

31. Number of Accumulation Units. The number of your Accumulation Units in an Investment Account will be increased by:

A)	any Premiums allocated to that Investment Account; and

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B)	any Transfers to that Investment Account;

and will be decreased by:

C)	any Premium Taxes incurred by TIAA for your Investment Account Accumulation;

D)	any Lump-sum Benefits paid from that Investment Account; and

E)	any Transfers from that Investment Account to the Fixed Account or another Investment Account.

     The increase or decrease in the number of your Accumulation Units on any Valuation Day is equal to the net dollar value of all transactions divided by the value of the Investment Account’s Accumulation Unit as of the end of the Valuation Day.

32. Separate Account Charge. Each Investment Account has a Separate Account Charge for mortality and expense risk, administration, and investment advisory services. After three months’ written notice to you, TIAA, at its discretion, may increase or decrease any Investment Account’s Separate Account Charge. The Separate Account Charge for any Investment Account is guaranteed not to exceed 1.5% per year of net assets. Each Investment Account’s Separate Account Charge as of the Date of Issue is shown on Page 3.

PART D: INCOME BENEFIT

33. Payment of the Income Benefit. Your Contract Accumulation can be used to provide an Income Benefit guaranteed by TIAA’s General Account. No Income Benefit is available from the Separate Account. The Income Benefit will be paid to you, the Owner. If you die while any Income Benefit payments remain due, the Beneficiary will become the Owner. The new Owner will receive the Income Benefit and may name or change the Beneficiary as described in Section 56.

34. The Amount of the Income Benefit as of the Annuity Starting Date will be determined by:

A)	the amount of your Contract Accumulation;

B)	the Rate Schedule or Schedules under which Premiums were credited to your Contract and the Rate Schedule or Schedules under which any Additional Interest was credited to your Fixed Account Accumulation;

C)	the Income Option you choose;

D)	the Annuitant’s age, if you choose an Income Option that pays a lifetime income; and

E)	the Second Annuitant’s age, if you choose one of the Two-Life Annuity Options.

     If the Income Benefit would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments.

35. Starting the Income Benefit. Payment of the Income Benefit to you will begin as of the Annuity Starting Date you have chosen, if you and the Annuitant are then living and:

A)	you have chosen one of the Income Options set forth in Section 37; and

B)	if you have chosen an Income Option that pays a lifetime income, we have received due proof of the Annuitant’s age; and

C)	if you have chosen a Two-Life Annuity Option, we have received due proof of the Second Annuitant’s age.

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     If the requirements of this section have not been completed by the Annuity Starting Date you have chosen, the Annuity Starting Date will be deferred to the first of the month after these requirements have been completed. The Annuity Starting Date may not be deferred beyond the first of the month following the Annuitant’s eighty-fifth birthday.

36. Changing the Annuity Starting Date. You may change the Annuity Starting Date at any time on or before the day the Income Benefit begins, by written notice to TIAA as explained in Section 49. You may change the Annuity Starting Date to the first of any month following the date of the change, but not to a month:

A)	earlier than fourteen months after the Date of Issue shown on Page 3; or

B)	later than the Annuitant’s eighty-fifth birthday.

     If you have not chosen an Annuity Starting Date prior to the first of the month following the Annuitant’s eighty-fifth birthday, you will be deemed to have chosen that date.

37. Income Options are the ways in which you may have the Income Benefit paid. Any time before the Annuity Starting Date you may choose one of the Options listed below. Any choice or change of such choice must be made by written notice to TIAA as explained in Section 49. You may change your choice at any time before payments begin, but once they have begun no change can be made.

      Each of the Income Options listed below is payable from TIAA’s General Account. No Income Option is payable from any Investment Account.

      The Income Options from which you may choose are listed below. In addition to providing an income during the lifetime of the Annuitant or for a fixed period, some Options provide that payments will continue for the lifetime of a Second Annuitant, and some provide that payments will continue in any event during a guaranteed period. The Income Options are described as monthly payments, but you may choose quarterly, semi-annual, or annual payments. You may not elect an Option which would not be treated as an annuity under federal tax law. The periodic amount paid depends on which of these Options you choose:

Single Life Annuity. A payment will be made each month as long as the Annuitant lives. All payments will cease at the Annuitant’s death. This Option provides no benefits for anyone after the Annuitant’s death.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. A payment will be made each month as long as the Annuitant lives. If the Annuitant dies before the end of the guaranteed period you have chosen, the monthly payments will continue to the end of that period.

Payments for a Fixed Period. A payment will be made each month for a fixed period of not less than two nor more than thirty years, as chosen. If the Annuitant dies before the end of the period chosen, the monthly payments will continue to the end of that period. At the end of the period chosen payments will stop.

Two-Life Annuity Options. Under each of the following Options a payment will be made each month for as long as either the Annuitant or the Second Annuitant is alive. After payments begin, you cannot change your choice of Second Annuitant. If you choose a guaranteed period, payments will continue to the end of that period even if the Annuitant and Second Annuitant die before the end of that period. If you do not choose a guaranteed period, all payments will cease at the death of the last survivor of the Annuitant and Second Annuitant.

Full Benefit While Either the Annuitant or the Second Annuitant is Alive, with or without a 10-, 15- or 20-Year Guaranteed Period. The full monthly income will continue as long as either the Annuitant or the Second Annuitant is alive. If you choose a guaranteed period and

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the Annuitant and the Second Annuitant both die before the end of the period chosen, the full monthly income will continue to the end of that period.

Two-thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, with or without a 10-, 15- or 20-Year Guaranteed Period. At the death of either the Annuitant or the Second Annuitant, monthly payments equal to two-thirds of the amount that would have been paid if both had lived will continue for the life of the survivor. If you choose a guaranteed period and the Annuitant and the Second Annuitant both die before the end of the period chosen, monthly payments equal to two- thirds of the amount that would have been paid if both had lived will continue to the end of that period.

Half Benefit After the Death of the Annuitant, with or without a 10-, 15- or 20- Year Guaranteed Period. The full monthly income will continue as long as the Annuitant is alive. If the Second Annuitant survives the Annuitant, monthly payments equal to one-half the amount that would have been paid if the Annuitant had lived will continue for the life of the Second Annuitant. If you choose a guaranteed period and the Annuitant and the Second Annuitant both die before the end of the period chosen, monthly payments equal to one-half the amount that would have been paid if the Annuitant had lived will continue to the end of that period.

      Automatic Election Provision. If, on the Annuity Starting Date determined in accordance with Sections 35 and 36, you have not chosen an Income Option, you will be deemed to have chosen a “Single Life Annuity with a 10-Year Guaranteed Period,” or a shorter period if required to meet federal tax law.

38. Distribution Requirements upon the Death of the Owner. If you die on or after the Annuity Starting Date, any Income Benefit remaining due must be distributed at least as rapidly as under the Income Option on which Income Benefit Payments were being made.

PART E: DEATH BENEFIT

39. Availability. If you or the Annuitant dies before the Annuity Starting Date, the Death Benefit will be payable when due proof of the death is received by TIAA. If you die and your spouse is the sole Death Benefit Payee, he or she may choose to become the Owner and continue the Contract, or may choose payment of the Death Benefit. If your spouse does not make a choice, he or she will automatically become the Owner of the Contract on the 60th day after we receive due proof of your death. If you were also the Annuitant, your spouse upon becoming the Owner, will also become the Annuitant.

40. Transfer to the Fixed Account. All amounts held in Investment Accounts will be Transferred to the Fixed Account as of the date we receive due proof of the death. If your spouse is the sole Death Benefit Payee and elects to become the Owner at the time due proof of your death is provided, no such Transfer will be made.

41. The Amount of the Death Benefit will be determined as of the date we receive due proof of the death of you or the Annuitant by:

A)	the amount of your Contract Accumulation, or if greater, the sum of all Premiums credited to your Contract less any Lump-sum Benefits paid and less any Surrender Charges on Lump-sum Benefits or Transfers from the Fixed Account;

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B)	the Rate Schedule or Schedules under which Premiums were credited to your Contract and the Rate Schedule or Schedules under which any Additional Interest was credited to your Fixed Account Accumulation;

C)	the Method of Payment chosen for the Death Benefit; and

D)	if the Method chosen pays a lifetime income, the age of the Death Benefit Payee.

42. Payment of the Death Benefit. Payment of the Death Benefit may begin after we have received:

A)	due proof of the death of you or the Annuitant;

B)	the choice of a Method of Payment as provided in Section 44; and

C)	due proof of the Death Benefit Payee’s age if the Method of Payment chosen pays a lifetime income.

     Payment of the Death Benefit must begin no later than the first of the month following the 60th day after we receive due proof of the death of you or the Annuitant. If no Method of Payment is chosen, TIAA will pay the Death Benefit as annual Payments for a Fixed Period ending in the twelve-month period preceding the fifth anniversary of the date of the death.

43. Guaranteed Minimum Death Benefit. The Death Benefit will be the greater of your Contract Accumulation and the sum of all Premiums credited less any Lump-sum Benefits paid and less any Surrender Charges imposed on Lump-sum Benefits or Transfers from the Fixed Account. As of the date TIAA receives due proof of death of you or the Annuitant, your Fixed Account Accumulation will be increased by the amount, if any, by which the sum of all Premiums credited to your Contract (less any Lump-sum Benefits paid and less any Surrender Charges imposed on Lump-sum Benefits or Transfers from the Fixed Account) exceeds your Contract Accumulation.

44. Methods of Payment. TIAA will pay the Death Benefit to the Death Benefit Payee under one of the Methods of Payment set forth below. You may choose or change the Method of Payment at any time before payments begin. If your Beneficiary is the Death Benefit Payee, he or she may change the Method chosen by you, unless you specify otherwise. If you do not choose a Method, your Beneficiary will make the choice if he or she becomes entitled to payments. Any choice of Method or change of such choice must be made by written notice to TIAA, as explained in Section 49. Once payment of the Death Benefit has begun, the choice may not be changed. Methods providing a lifetime income may be elected only if the Death Benefit Payee is a natural person. A fixed or guaranteed period may not exceed the Death Benefit Payee’s life expectancy. The Methods of Payment are described as monthly payments, but the Death Benefit Payee may choose quarterly, semi-annual or annual payments.

     Each of the Methods of Payment listed below is payable from TIAA’s General Account. No Method of Payment is payable from any Investment Account.

Single-sum Payment. The Death Benefit will be paid to the Death Benefit Payee in one sum.

Single Life Annuity. A payment will be made to the Death Benefit Payee each month for life. All payments will cease at his or her death. This Method provides no benefits for anyone after the death of the Death Benefit Payee.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. A payment will be made to the Death Benefit Payee each month for life. If he or she dies before the end of the guaranteed period chosen, the monthly payments will continue to the end of that period.

Payments for a Fixed Period. A payment will be made to the Death Benefit Payee each month for a fixed period of not less than two nor more than thirty years, as chosen. If the Death Benefit Payee

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dies before the end of the period chosen, the monthly payments will continue to the end of that period. At the end of the period chosen payments will stop.

Interest Payments. A payment of interest on the Death Benefit will be made each month for a chosen period of not less than two nor more than thirty years. At the end of the period chosen, TIAA will pay the Death Benefit. If the Death Benefit Payee dies while any part of the Death Benefit is held by TIAA, that amount will become payable in a single sum.

     The value of the Death Benefit placed under this Method must be at least $5,000.

     If any Method chosen, except “Interest Payments,” would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of not less than $100 a month.

45. Distribution Requirements upon the Death of the Owner. If you die before the Annuity Starting Date, TIAA will pay the Death Benefit in accordance with the requirements of Section 72(s) of the Internal Revenue Code of 1986, as amended. The Death Benefit must be distributed within five years of the death of the Owner. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of your death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy. If the Owner is not a natural person, the death of the Annuitant is treated as the death of the Owner for these distribution requirements.

PART F: LUMP-SUM BENEFITS AND TRANSFERS

46. Availability. You may choose a Lump-sum Benefit or Transfer from an Account before the Annuity Starting Date. Lump-sum Benefits or Transfers from an Account’s Accumulation must be at least $1,000 or for the entire Account Accumulation. Only one Lump-sum Benefit or Transfer from the Fixed Account may be made in any 180-day period. After we have given you three months’ written notice, we may limit Transfers from each Investment Account to no more than one Transfer in any 90-day period.

     TIAA may limit to $300,000 the total Premiums and Transfers credited to your Fixed Account Accumulation in any twelve-month period.

     Any request to receive a Lump-sum Benefit must be made by written notice to TIAA as explained in Section 49. If your entire Contract Accumulation is withdrawn, all obligations of TIAA to you under the Contract are fulfilled. Any request to Transfer Accumulations must be in a form acceptable to TIAA.

47. Lump-sum Benefits and Transfers from the Fixed Account. Any part of your Fixed Account Accumulation paid as a Lump-sum Benefit or Transferred to an Investment Account will be reduced by the Surrender Charge (if any) specified in the applicable Rate Schedule or Schedules. When different Rate Schedules apply to different parts of your Fixed Account Accumulation, the parts accumulated under the earliest applicable Rate Schedules will be reduced first.

     No Surrender Charge will be assessed against any Lump-sum Benefit paid or Transfer from your Fixed Account Accumulation arising from Premiums credited while your Contract’s original Rate Schedule is in effect. TIAA may include a Surrender Charge in a future Rate Schedule, as described in Section 65. If a Surrender Charge is included in a future Rate Schedule, it will apply only to the part of your Fixed Account Accumulation that arose from Premiums paid under that Rate Schedule.

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48. Effective Date. A Lump-sum Benefit payment or Transfer will be effective, and all values determined as of the Business Day we receive your request, unless you choose to defer the effective date to a future day acceptable to TIAA.

     TIAA reserves the right to defer payment of a Lump-sum Benefit from the Fixed Account for up to six months. Also, TIAA reserves the right to delay a Transfer from the Fixed Account for up to six months. If we defer payment of a Lump-sum Benefit or a Transfer from the Fixed Account for ten or more working days, we will credit interest at the total rate then applicable to the “Interest Payments” Method of paying Death Benefits, but not less than the minimum Fixed Account Accumulation interest rate specified in the Rate Schedule. If at any time applicable state law requires a higher rate of interest, such rate will be credited. Payment of a Lump- sum Benefit or a Transfer from an Investment Account may be delayed to the extent permitted or required under the Federal Investment Company Act of 1940, or any other applicable federal or state law.

PART G: GENERAL PROVISIONS

49. Procedure for Elections and Changes. Any assignment, ownership, beneficiary or benefit payment arrangement under this Contract is subject to TIAA’s acceptance. An election or change must be made, in accordance with the terms of your Contract, by written notice satisfactory to TIAA. No such notice will take effect unless it is received by TIAA at its home office in New York, NY. Any notice of change in Owner, Beneficiary or other person named to receive payments will take effect as of the date it was signed, whether or not the signer is living at the time we receive it. Any other notice will take effect as of the date it is received. Any action taken by TIAA in good faith before receiving the notice will not subject TIAA to liability even though our acts were contrary to what was stated in the notice.

50. Payment to an Estate, Guardian, Trustee, etc. TIAA will not be responsible for the acts of or any omission by any executor, trustee, guardian or other third party to whom payment is made.

51. Reports. At least once each year until the Annuity Starting Date, we will mail you a report for the calendar year just ended. It will provide a statement of the investments held in the Separate Account, and it will show the value of your Contract Accumulation, the Death Benefit, your Fixed Account Accumulation, and for each Investment Account Accumulation, the value of your Accumulation, the number of your Accumulation Units, and the value of one Accumulation Unit.

52. No Loans. This Contract does not provide for loans.

53. Assignment. You may assign this Contract. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received by us. The rights of the Owner, Annuitant, any Second Annuitant, any Beneficiary and any other person to receive benefits under this Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of your Contract.

54. Protection Against Claims of Creditors. The benefits and rights accruing to you or any other person under this Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

55. Non-Forfeiture of Benefits. Amounts payable under this Contract will not be less than the minimum required by any applicable statute of the state or other jurisdiction in which this Contract was delivered.

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56. Naming Your Beneficiary. Beneficiaries are persons you name, in a form satisfactory to TIAA as explained in Section 49, to:

A)	receive the Death Benefit (as Death Benefit Payees) if you die before the Annuity Starting Date while the Annuitant is alive; or

B)	become the Owner if you die on or after the Annuity Starting Date while Income Benefit payments remain due.

     At any time you may change, add or delete Beneficiaries by written notice to TIAA, as explained in Section 49.

     You may designate different classes of Beneficiaries, such as primary and contingent. These classes set the priority of payment or ownership. If any Primary Beneficiary is alive at the time of your death, the Primary Beneficiary(ies) will receive the Death Benefit or become the Owner(s). If a class contains more than one person, the then-living person(s) in the class will receive the Death Benefit or become Owners in equal shares, unless you provide otherwise. For example, if you die before the Annuity Starting Date, and you named your spouse as primary Beneficiary and “children” as contingent Beneficiaries, your spouse would receive the Death Benefit if he or she survived you. But if your spouse did not survive you, then your surviving children would receive the Death Benefit in equal shares.

     The terms “children” or “my children” may be used to name a class of Beneficiaries, either primary or contingent. Unless you specify otherwise, the terms “children” or “my children” will mean all children born of your marriage or marriages, and any children legally adopted by you. The term “children” also has the same inclusive meaning when used to name as Beneficiaries the children of your spouse, child, brother or sister.

     If you die before the Annuity Starting Date and if you named your estate as Beneficiary, none of the Beneficiaries you named is alive at the time of your death, or you never named a Beneficiary, the Death Benefit will be paid to your estate in one sum.

     If you die on or after the Annuity Starting Date and if none of the Beneficiaries you named is alive at the time of your death, or you never named a Beneficiary, the Annuitant will become the Owner. If the Annuitant is not alive, the Second Annuitant (if any) will become the Owner. If no Beneficiary or Annuitant is alive, the present value of any Income Benefit remaining due will be paid to your estate in one sum.

57. Insulation of Separate Account. TIAA owns the assets in Separate Account VA-1. To the extent permitted by law, the assets of the Separate Account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, gains and losses, whether or not realized, of an Investment Account of the Separate Account will be credited to or charged against only that Investment Account without regard to TIAA’s other income, gains or losses.

58. Investment Company Act of 1940. The Separate Account is operated as a registered management investment company under the Investment Company Act of 1940. TIAA may operate the Separate Account as a unit-investment trust, or any other form permitted under the Act. Also, TIAA may deregister the Separate Account under the Act, subject to compliance with applicable law.

59. Service of Process upon TIAA. We will accept service of process in any action or suit against us on this Contract in any court of competent jurisdiction in the United States, Puerto Rico or Canada provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the state, district or territory, in which the action or suit is brought. This

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section does not waive any of our rights, including the right to remove such action or suit to another court.

60. Benefits Based on Incorrect Age. If the amount of benefits is determined by data as to a person’s age that is incorrect, benefits will be recalculated on the basis of the correct age. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any underpayments paid or overpayments charged will include compound interest at the effective rate of 6% per year.

61. Proof of Survival. For any benefit that requires the Owner, Annuitant, any Second Annuitant, any Beneficiary and/or any other person named to receive benefits be alive on the date any benefit payment is due under the terms of this Contract, TIAA may require satisfactory proof that such person or persons are alive. If this proof is not received after requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received.

     Under a Single-Life Annuity Option, you must return any overpayment made because we have not been notified of the Annuitant’s death. If under a Two-Life Annuity Option TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment has been recovered.

62. Compliance with Laws and Regulations. TIAA will administer the Contract to comply with all applicable laws and regulations pertaining to annuities and the terms and conditions of the Contract. TIAA will withhold and forward to tax authorities any amounts required by law.

63. Right to Amend. TIAA reserves the right to change this Contract from time to time in order to comply with applicable federal and state laws on annuities. If we make such a change, we will do so for all contracts written on this form and delivered in the same state this Contract was delivered. When required by law, TIAA will obtain the approval of any appropriate regulatory authority to such amendment.

64. Correspondence and Requests for Benefits. No notice, application, form, premium payment or request for benefits will be deemed to be received by us unless it is received at our home office in New York, NY. All Premiums and benefits are payable at our home office in New York, NY. Any questions about your Contract or inquiries about our services should be directed to us at our home office address: TIAA, 730 Third Avenue, New York, NY 10017-3206.

65. Change of Rate Schedule. We may, from time to time, substitute a new Rate Schedule. A change in the Rate Schedule will be made only after we have given you three months’ written notice of the change. Any change in the Surrender Charge will comply with the applicable state nonforfeiture law, if any.

     A new Rate Schedule will apply only to benefits arising from any Premiums credited while such Rate Schedule is in effect. Any change in the Rate Schedule will not affect the amount of benefits arising from Premiums credited prior to the change. Any new Rate Schedule will specify:

A)	the guaranteed minimum Fixed Account Accumulation interest rate; and

B)	the guaranteed annuity purchase rates used for determining Income and Death Benefit payments made from the General Account; and

C)	the Surrender Charge, if any, on Lump-sum Benefits and Transfers from your Fixed Account Accumulation.

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RATE SCHEDULE

66. The minimum Fixed Account Accumulation effective annual interest rate, to be credited prior to the Annuity Starting Date or the date Death Benefits begin, is 1.5%.

All Income and Death Benefits are payable from TIAA’s General Account. TIAA may pay Income or Death Benefits that are higher than the benefit amounts guaranteed by this Rate Schedule. Once Income or Death Benefit payments have begun, TIAA does not expect to modify the benefit payments.

The guaranteed annuity purchase rates applicable to the portion of your Contract Accumulation arising from all Premiums credited under this Rate Schedule (whether allocated to the Fixed Account or an Investment Account) and any Additional Interest credited to the Fixed Account under this Rate Schedule will be computed on this basis:

(1)	a deduction for any Premium Taxes incurred by TIAA for your Contract when annuity payments commence;

(2)	interest at an effective annual rate of 2.5% after the Annuity Starting Date or the date Death Benefits begin; and

(3)	mortality according to the 1983 Table a-D (TIAA Merged Gender Mod C).

Guaranteed Annual Amount of Single Life Annuity with 10-Year Guaranteed Period provided
By $10,000 from your Contract Accumulation (after any applicable
Premium Taxes have been deducted).
One-twelfth of the amount shown is payable each month.

Age When	Annual Amount of	Age When	Annual Amount of	Age When	Annual Amount of
Payments	Monthly Benefit	Payments	Monthly Benefit	Payments	Monthly Benefit
Begin	Payments	Begin	Payments	Begin	Payments
40	347.66	57	430.30	74	611.75
41	351.03	58	437.32	75	628.00
42	354.55	59	444.66	76	645.01
43	358.22	60	452.35	77	662.79
44	362.05	61	460.40	78	681.32
45	366.04	62	468.84	79	700.62
46	370.22	63	477.70	80	720.65
47	374.58	64	487.00	81	741.38
48	379.13	65	496.79	82	762.74
49	383.89	66	507.09	83	784.65
50	388.85	67	517.93	84	807.00
51	394.04	68	529.36	85	829.66
52	399.45	69	541.39
53	405.10	70	554.07
54	411.00	71	567.43
55	417.16	72	581.48
56	423.59	73	596.25

“Age When Payments Begin” means that the Annuitant has reached the age shown, but has not passed that birthday by as much as one month. All ages used in computing benefits are calculated in completed years and months. Guaranteed payments provided at ages other than those shown and under other annuity forms are computed on the basis stated in this Rate Schedule. For a Contract Accumulation other than $10,000, payments will be proportionate.

     If a larger payment would result from the interest rate and mortality table TIAA uses for computing the amount of any nonqualified individual single premium immediate annuity being offered when the payments start, that mortality and interest basis will be used.

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     No Surrender Charge will be assessed against Lump-sum Benefit payments or Transfers from the part of your Fixed Account Accumulation arising from Premiums credited while this Rate Schedule is in effect.

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